EXHIBIT 99.2
                                                                    ------------


FOR IMMEDIATE RELEASE             Contact:  Paul H. Riss, CEO
                                            phriss@elec-corp.com
                                            914-682-0214


                      eLEC Announces Third Quarter Results
                          and Sale of Essex Subsidiary


White Plains, NY...October 14, 2003--- eLEC Communications Corp. (OTCBB:ELEC), a provider of local and long distance telephone service, today announced financial results for the third quarter ended August 31, 2003. eLEC reported net income for the third fiscal quarter of 2003 of $694,441, or $.04 per share, as compared to a net loss of ($391,095), or ($0.03) per share, for the third fiscal quarter of 2002.

eLEC also announced the sale of its wholly-owned subsidiary, Essex Communications, Inc. The sale will result in a fourth quarter book gain of approximately $7,000,000, resulting primarily from the elimination of liabilities from eLEC's consolidated financial statements. The customer base of Essex was sold, and certain liabilities of Essex were assumed, by a buyer on December 31, 2002. The remainder of Essex, which has been inactive and has had no sales since January 1, 2003, has now been sold.

The results of operations for the third fiscal quarter of 2003 as compared to the third fiscal quarter of 2002 were impacted by the sale in December 2002 of the customer base of Essex, which had approximately 25,000 lines billed at the end of the third quarter of 2002, as compared to approximately 11,000 lines billed at the end of the third quarter of fiscal 2003 by eLEC's two operating subsidiaries, New Rochelle Telephone and Telecarrier Services, both of which had no local service revenue in fiscal 2002.

The following are key operational comparisons for the third quarter of fiscal 2003 and fiscal 2002:

          Quarterly revenues amounted to $1,275,889 in fiscal 2003, a decrease of $2,353,628 or 65%, from quarterly revenues of $3,629,517 in fiscal 2002.

          The gross margin in fiscal 2003 amounted to 49.1% as compared to a gross margin of 36.5% in fiscal 2002.

          The loss from operations amounted to ($493,562) in fiscal 2003, a decrease of $517,079, or 51.2%, from a loss from operations of ($1,010,641) in fiscal 2002.


The following are key operational comparisons between the first, second and third quarters of fiscal 2003:

          Billed lines at the end of the third quarter amounted to 10,790 compared to 8,788 at the end of the second quarter and 4,499 at the end of the first quarter.

          The gross margin in the third quarter amounted to 49.1%, compared to 49.8% in the second quarter and 43.8% in the first quarter.

          The loss from operations in the third quarter amounted to ($493,562), compared to ($663,984) in the second quarter and ($974,897) in the first quarter.


eLEC's CEO, Paul Riss, stated, "We continue to make progress in our operations by decreasing costs and increasing revenues. Additionally, the sale of certain assets of Essex has generated profits for us in each of the last three quarters. With the sale in the fourth quarter of the remainder of Essex, we will see the equity on our balance sheet improve by approximately $7,000,000 at year-end. We anticipate that this transaction, coupled with the sale of our corporate headquarters building last week, will strengthen our financial condition so that we can grow our customer base more rapidly and generate operating profits in the future."


eLEC Communications Corp. is a competitive local exchange carrier that is taking advantage of the convergence of the current and future competitive technological and regulatory developments in the telecommunications industry. eLEC offers small businesses and residential customers an integrated set of telecommunications products and services, including local exchange, local access, domestic and international long distance telephone, and a full suite of features including items such as three-way calling, call waiting and voice mail.

                                    *********
                   eLEC Communications Corp. and Subsidiaries
 Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
                                   (Unaudited)


                                              For the Nine Months Ended         For the Three Months Ended
                                               Aug. 31, 2003   Aug. 31, 2002    Aug. 31, 2003   Aug. 31, 2002
                                               -------------   -------------    -------------   -------------

Revenues                                        $  3,776,334    $ 11,805,200    $  1,275,889    $  3,629,517
                                                ------------    ------------    ------------    ------------

Costs and expenses:
 Costs of services                                 1,986,726       7,789,871         649,597       2,305,277
 Selling, general and administrative               3,841,201       7,286,855       1,102,647       2,290,554
 Depreciation and amortization                        80,850         180,546          17,207          44,327
                                                ------------    ------------    ------------    ------------
               Total costs and expenses            5,908,777      15,257,272       1,769,451       4,640,158
                                                ------------    ------------    ------------    ------------

Loss from operations                              (2,132,443)     (3,452,072)       (493,562)     (1,010,641)
                                                ------------    ------------    ------------    ------------

Other income (expense):
Interest expense                                    (105,509)       (386,186)        (36,065)        (87,283)
Interest and other income (loss)                      88,063         (22,237)        (34,300)         10,151
Gain on sale of assets                             3,511,297            --         1,254,442            --
Gain  on sale of  investment  securities  and
other investments                                    121,687       1,380,911          37,926         696,678
                                                ------------    ------------    ------------    ------------
                                                   3,615,538         972,488       1,222,003         619,546
                                                ------------    ------------    ------------    ------------

Income (loss) before taxes                         1,483,095      (2,479,584)        728,441        (391,095)

Provision for taxes                                   34,000            --            34,000            --
                                                ------------    ------------    ------------    ------------

Net income (loss)                                  1,449,095      (2,479,584)        694,441        (391,095)
                                                ============    ============    ============    ============

Other comprehensive income -- unrealized
income on marketable securities                         --            92,258            --            28,910
                                                ============    ============    ============    ============

Comprehensive income (loss)                     $  1,449,095    $ (2,873,326)   $    694,441    $   (326,185)
                                                ============    ============    ============    ============

Basic and diluted earnings (loss) per share     $       0.09    $      (0.16)   $       0.04    $      (0.03)
                                                ============    ============    ============    ============

Weighted average number of common shares
outstanding
   Basic                                        $ 15,633,829      15,606,818      15,684,369      15,608,282
                                                ============    ============    ============    ============
   Diluted                                        15,664,321      15,606,818      15,733,552      15,608,282
                                                ============    ============   =============    ============

This release contains forward-looking statements that involve risks and uncertainties. eLEC's actual results may differ materially from the results discussed in the forward-looking statements. Factors that might cause such a difference include, among others, certain risks and uncertainties over which the company may have no control. For further discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the discussions contained in eLEC's Annual Report on Form 10-KSB for the year ended November 30, 2002 and its Quarterly Report on Form 10-QSB for the quarters ended February 28, 2003, May 31, 2003 and August 31, 2003, and any subsequent SEC filings.